UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2015

Tallgrass Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Potential Acquisition

Tallgrass Development, LP has offered Tallgrass Energy Partners, LP (the “Partnership”) the right to purchase a 33.3% interest in Tallgrass Pony Express Pipeline, LLC (the “Potential Pony Acquisition”).  If consummated, this would increase the Partnership's ownership interest in the pipeline to 66.7%.  Terms of the offer have not been finalized and may be modified upon completion of the ongoing open seasons for the expansion of the Pony Express crude oil pipeline system.  In conjunction with the proposed transaction, it is expected that the parties will seek clearance from the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act.

Pony Express owns an approximately 690-mile crude oil pipeline commencing in Guernsey, Wyoming, and terminating in Cushing, Oklahoma, with delivery points at the Ponca City Refinery and at Deeprock in Cushing. Upon completion of ongoing construction, Pony Express also will own an approximately 66-mile lateral in Northeast Colorado that will commence in Weld County and interconnect with the Pony Express mainline just east of Sterling, Colorado. The lateral in Northeast Colorado is expected to be in service sometime during the first half of 2015. Pony Express is currently conducting open seasons to solicit commitments for incremental crude oil transportation service that is expected to be operational in the second half of 2016, with interim capacity of approximately 100,000 barrels/day available beginning in mid-2015.

On January 8, 2015, the Partnership issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This current report includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include but are not limited to forward-looking statements about the Potential Pony Acquisition and the potential expansion of the Pony Express crude oil pipeline system. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to market conditions, satisfaction of closing conditions, the Partnership’s financial performance and results, future equity issuances, changes in distribution levels and other important factors that could prevent the Potential Pony Acquisition from being consummated, including those set forth in reports filed by the Partnership with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.     Financial Statements and Exhibits.

 (d)    Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated January 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP
By:	Tallgrass MLP GP, LLC,
its general partner

By:	/s/ Gary J. Brauchle
Gary J. Brauchle
Executive Vice President, Chief Executive Officer and Treasurer

Date: January 8, 2015

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated January 8, 2015.